UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022 (June 15, 2022)

DoubleVerify Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40349	82-2714562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Varick Street, Suite 03-120 New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 631-2111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	DV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director.

On June 15, 2022, the Board of Directors (the “Board”) of DoubleVerify Holdings, Inc. (the “Company”) appointed Sundeep Jain to the Board, effective July 1, 2022, in accordance with the Company’s second amended and restated certificate of incorporation and amended and restated bylaws. In connection therewith, the Board increased the size of the Board from nine to ten members.

Mr. Jain was appointed to the newly-created directorship on the Board and will serve as a Class III director with a term expiring at the Company’s Annual Meeting of Stockholders in 2024. In connection with Mr. Jain’s appointment to the Board, the Board has also appointed Mr. Jain to the Compensation Committee of the Board, effective July 1, 2022. Mr. Jain serves as Senior Vice President and Chief Product Officer of Uber Technologies, Inc.

The Board has determined that Mr. Jain is independent under the corporate governance standards of the rules of the New York Stock Exchange.

Mr. Jain will participate in the Company’s standard compensation program for non-employee directors, including, for his first year on the Board, prorated annual compensation. The compensation program was previously disclosed on the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission.

There is no arrangement or understanding pursuant to which Mr. Jain was elected as a director, and there are no related party transactions between the Company and Mr. Jain that would require disclosure under Item 404(a) of Regulation S-K.

The Company announced the appointment of Mr. Jain in its June 21, 2022 press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
99.1	Press Release dated June 21, 2022.
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLEVERIFY HOLDINGS, INC.

	By:	/s/ Andrew E. Grimmig
		Name:	Andrew E. Grimmig
		Title:	Chief Legal Officer and Secretary
Date: June 21, 2022